EXHIBIT 99.2


              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               STANHOME INC.
                            SEPTEMBER 30, 1997

The following historical condensed consolidated balance sheet of Stanhome Inc. as of September 30, 1997 was from the September 30, 1997 Form 10-Q. The pro forma condensed consolidated balance sheet reflects the sale of Worldwide Direct Selling. The pro forma condensed consolidated balance sheet has been prepared assuming the transaction was consummated at the balance sheet date and includes adjustments which give effect to events that are attributable to the transaction and they have a continuing or non recurring impact.


                               STANHOME INC.

               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             SEPTEMBER 30, 1997
                               (In Thousands)

                                                             Pro Forma
                                                            Adjustments
                                           Stanhome Inc.     Increase
                                            Historical      (Decrease)         Pro Forma
                                           -------------    -----------        ---------


ASSETS


CURRENT ASSETS:



 Cash and certificates of deposit           $ 16,287         $ 66,144 (a)       $ 82,431


 Notes and accounts receivable, net          175,632                -            175,632


 Inventories                                 104,619                -            104,619


 Prepaid expenses                              3,025                -              3,025
                                            --------         --------           --------
    Total current assets                     299,563           66,144            365,707
                                            --------         --------           --------


PROPERTY, PLANT AND EQUIPMENT, at cost        80,895                -             80,895


 Less - Accumulated depreciation and
        amortization                          46,313                -             46,313
                                            --------         --------           --------
                                              34,582                -             34,582
                                            --------         --------           --------

OTHER ASSETS:


   Goodwill and other intangibles, net        90,503                -             90,503

   Other                                      21,575                -             21,575
                                            --------         --------           --------
                                             112,078                -            112,078
                                            --------         --------           --------


NET ASSETS OF DISCONTINUED OPERATIONS         21,994        (  17,461)(b)          4,533
                                            --------         --------           --------
                                            $468,217         $ 48,683           $516,900
                                            ========         ========           ========

See Notes to Pro Forma Condensed Consolidated Information.



                               STANHOME INC.

               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             SEPTEMBER 30, 1997
                               (In Thousands)

                                                             Pro Forma
                                                            Adjustments
                                          Stanhome Inc.      Increase
                                           Historical       (Decrease)        Pro Forma
                                          -------------     -----------       ----------


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

  Notes and loans payable                  $119,264          $      -          $119,264


  Accounts payable                           30,595             2,332 (e)        32,927


  Federal, state and foreign taxes
    on income                                23,889            17,291 (f)        41,180


  Accrued expenses--

    Royalties                                 8,981                 -             8,981

    Vacation, sick and
      postretirement benefits                 4,012                 -             4,012

    Pensions and profit sharing               2,713                 -             2,713

    Payroll and commissions                   4,670                 -             4,670

    Other                                    44,383             4,578 (c)        48,961
                                           --------          --------          --------

     Total current liabilities              238,507            24,201           262,708
                                           --------          --------          --------

LONG-TERM LIABILITIES:

  Postretirement benefits                    15,567                 -            15,567
                                           --------          --------          --------

     Total long-term liabilities             15,567                 -            15,567
                                           --------          --------          --------

SHAREHOLDERS' EQUITY:


  Common stock                                3,154                 -             3,154


  Capital in excess of par value             46,729                 -            46,729


  Retained earnings                         365,377         (   6,000)(g)       359,377


  Cumulative translation adjustments      (  32,243)           30,482 (d)     (   1,761)
                                           --------          --------          --------

                                            383,017            24,482           407,499

  Less - Shares held in
   treasury, at cost                        168,874                 -           168,874
                                           --------          --------          --------

     Total shareholders' equity             214,143            24,482           238,625
                                           --------          --------          --------

                                           $468,217          $ 48,683          $516,900
                                           ========          ========          ========

See Notes to Pro Forma Condensed Consolidated Information.


           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                               STANHOME INC.
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

The following historical condensed consolidated statement of income of Stanhome Inc. for the nine months ended September 30, 1997 was from the September 30, 1997 Form 10-Q. The pro forma condensed consolidated statement of income reflects the removal of Hamilton Direct Response and Direct Selling from the income of discontinued operations, net of taxes. The pro forma adjustments have been computed assuming the transactions were consummated at the beginning of the nine month period and include adjustments which give effect to events that are attributable to the transactions and that are expected to have a continuing impact.

                               STANHOME INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                  (In thousands, except per share amounts)

                                              Pro Forma
                                                Adjust.
                                               Increase      Pro Forma
                                              (Decrease)       Adjust.
                             Stanhome Inc.      Disc.         Increase
                              Historical      Operations     (Decrease)     Pro Forma
                             -------------    ----------      --------      ---------


NET SALES                     $367,323         $    -         $    -         $367,323

COST OF SALES                  198,406              -              -          198,406
                              --------         ------         ------         --------

GROSS PROFIT                   168,917              -              -          168,917

SELLING, DISTRIBUTION,

 GENERAL AND
 ADMINISTRATIVE EXPENSES       143,077              -              -          143,077
                              --------         ------         ------         --------

OPERATING PROFIT                25,840              -              -           25,840

 Interest expense            (   5,368)             -          1,950 (j)    (   3,418)

 Other expense, net          (   2,044)             -              -        (   2,044)
                              --------         ------         ------         --------

INCOME BEFORE INCOME

 TAXES FROM
 CONTINUING OPERATIONS          18,428              -          1,950           20,378

 Income taxes                    9,228              -            780 (k)       10,008
                              --------         ------         ------         --------

INCOME OF CONTINUING

 OPERATIONS,
 NET OF TAXES                    9,200              -          1,170           10,370

INCOME OF DISCONTINUED

 OPERATIONS,

 NET OF TAXES                    2,158        ( 2,158)(h)          -                -

NET LOSS ON SALE
 OF DIRECT RESPONSE          (  35,000)             -              -        (  35,000)
                              --------         ------         ------         --------

NET INCOME (LOSS)            ($ 23,642)       ($2,158)        $1,170        ($ 24,630)
                              ========         ======         ======         ========

EARNINGS (LOSS)

 PER COMMON SHARE

(Primary and
 fully diluted):

 CONTINUING OPERATIONS           $ .51                                          $ .58

 DISCONTINUED OPERATIONS           .12                                              -

 SALE OF DIRECT RESPONSE        ( 1.96)                                        ( 1.96)
                                 -----                                          -----

 TOTAL EARNINGS (LOSS)

   PER COMMON SHARE             ($1.33)                                        ($1.38)
                                 =====                                          =====

AVERAGE SHARES

  FULLY DILUTED                 17,824                                         17,824

See Notes to Pro Forma Condensed Consolidated Information.


           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                               STANHOME INC.
                   FOR THE YEAR ENDED DECEMBER 31, 1996

The Company's historical statement of income for the year ended December 31, 1996 has been reclassified to present two business segments (Hamilton Direct Response and Direct Selling) as discontinued operations. The pro forma condensed consolidated statement of income reflects the removal of Hamilton Direct Response and Direct Selling from the income of discontinued operations, net of taxes. The pro forma adjustments have been computed assuming the transactions were consummated at the beginning of the year and include adjustments which give effect to events that are attributable to the transactions and that are expected to have a continuing impact. This statement should be read in conjunction with the historical consolidated financial statements of Stanhome Inc. included in its December 31, 1996 Form 10-K, the historical condensed consolidated financial statements of Stanhome Inc. included in its September 30, 1997 Form 10-Q and pro forma financial information on Stanhome Inc. included in its May 22, 1997 Form 8-K.






                               STANHOME INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                   (In thousands, except per share amounts)


                                                                               Pro Forma
                                                                                Adjust.
                                                                               Increase        Pro Forma
                                                             Stanhome Inc.    (Decrease)        Adjust.
                              Stanhome Inc.    Reclassi-      Historical        Disc.          Increase
                               Historical      fications     Reclassified     Operations      (Decrease)       Pro Forma
                              -------------    ---------     -------------    ----------       --------        ---------

NET SALES                      $844,992        ($329,544)     $515,448         $     -         $     -          $515,448

COST OF SALES                   370,178        (  97,998)      272,180               -               -           272,180
                               --------         --------      --------         -------         -------          --------
GROSS PROFIT                    474,814        ( 231,546)      243,268               -               -           243,268

SELLING, DISTRIBUTION,
 GENERAL AND
 ADMINISTRATIVE EXPENSES        393,349        ( 219,793)      173,556               -               -           173,556
                               --------         --------      --------         -------         -------          --------

OPERATING PROFIT                 81,465        (  11,753)       69,712               -               -            69,712

  Interest expense            (   8,684)             488     (   8,196)              -           2,600 (j)     (   5,596)

  Other expense, net          (   3,502)             228     (   3,274)              -               -         (   3,274)
                               --------         --------      --------         -------         -------          --------

INCOME BEFORE INCOME

 TAXES FROM

 CONTINUING OPERATIONS           69,279        (  11,037)       58,242               -           2,600            60,842

  Income taxes                   30,842        (   5,216)       25,626               -           1,040 (k)        26,666

                               --------         --------      --------         -------         -------          --------

INCOME OF CONTINUING

 OPERATIONS,
 NET OF TAXES                    38,437        (   5,821)       32,616               -           1,560            34,176

INCOME OF DISCONTINUED

 OPERATIONS,
 NET OF TAXES                         -            5,821         5,821        (  5,821)(i)           -                 -

NET LOSS ON SALE OF
 DIRECT RESPONSE                      -        (  35,000)    (  35,000)              -               -         (  35,000)

                               --------         --------      --------         -------         -------          --------
NET INCOME (LOSS)              $ 38,437        ($ 35,000)     $  3,437        ($ 5,821)        $ 1,560         ($    824)
                               ========         ========      ========         ======          =======          ========

EARNINGS (LOSS)

 PER COMMON SHARE

(Primary and
 fully diluted):

  CONTINUING OPERATIONS           $2.12                          $1.80                                             $1.89

  DISCONTINUED OPERATIONS             -                            .32                                                 -

  SALE OF DIRECT RESPONSE             -                         ( 1.93)                                           ( 1.93)
                                  -----                          -----                                             -----

  TOTAL EARNINGS (LOSS)

   PER COMMON SHARE               $2.12                          $ .19                                            ($ .04)
                                  =====                          =====                                             =====

AVERAGE SHARES

 FULLY DILUTED                   18,120                         18,120                                            18,120

See Notes to Pro Forma Condensed Consolidated Information.



      NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The Pro Forma Financial Information has been prepared by Stanhome Inc. and is based upon assumptions deemed proper by it. The Pro Forma Financial Information presented herein is shown for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of Stanhome Inc., or of the financial position or results of operations of Stanhome Inc. that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

(a) Reflects the cash received related to the sale of Direct Selling inclusive of escrow amount less taxes due at closing.

(b)  Reflects the elimination of the net assets sold from Direct Selling.

(c)  Reflects accrued transaction fees.

(d) Reflects the cumulative translation adjustment associated with Worldwide Direct Selling.

(e)  Reflects the net payable owed to Direct Selling.

(f)  Reflects income taxes payable due to tax gain on sale of Direct
     Selling.

(g)  Reflects loss associated with sale of Direct Selling.

(h) Reflects the elimination of $1,163,000 Direct Response net loss and $3,321,000 Direct Selling net income.

(i) Reflects the elimination of $6,171,000 Direct Response net loss and $11,992,000 Direct Selling net income.

(j) Reflects the reduction of interest expense associated with use of proceeds received from the sale of Direct Selling.

(k)  Reflects income taxes related to the pro forma adjustment (j).